Exhibit 99.(13)(j)

Schedule A

Dated May 17, 2013
To The
Expense Limitation Agreement
Dated April 16, 2012
Between
Touchstone Strategic Trust and Touchstone Advisors, Inc.

	Contractual Limit on
Fund	Total Operating Expenses	Termination Date
Touchstone Value Fund
Class A	1.00%	September 10, 2013
	1.08%	April 16, 2014

Class C	1.75%	September 10, 2013
	1.83%	April 16, 2014

Class Y	0.75%	September 10, 2013
	0.83%	April 16, 2014

Institutional	0.65%	September 10, 2013
	0.68%	April 16, 2014

Touchstone International Small Cap Fund		April 16, 2014
Class A	1.55%
Class C	2.30%
Class Y	1.30%
Institutional	1.05%

Touchstone Capital Growth Fund		April 16, 2014
Class A	1.25%
Class C	2.00%
Class Y	1.00%
Institutional	0.90%

Touchstone Mid Cap Value Opportunities Fund		April 16, 2014
Class A	1.29%
Class C	2.04%
Class Y	1.04%
Institutional	0.89%

Touchstone Small Cap Value Opportunities Fund		April 16, 2014
Class A	1.50%
Class C	2.25%
Class Y	1.25%
Institutional	1.10%

Touchstone Focused Fund		May 19, 2014
Class A	1.20%
Class C	1.95%
Class Y	0.95%
Institutional	0.80%

	Contractual Limit on
Fund	Total Operating Expenses	Termination Date
Touchstone Dynamic Equity Fund		April 16, 2014
Class A	1.55%
Class C	2.30%
Class Y	1.30%
Institutional	1.25%

Touchstone Conservative Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

Touchstone Balanced Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

Touchstone Moderate Growth Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

Touchstone Growth Allocation Fund
Class A	0.33%	September 10, 2013
	0.41%	April 16, 2014

Class C	1.08%	September 10, 2013
	1.16%	April 16, 2014

	Contractual Limit on
Fund	Total Operating Expenses	Termination Date
Class Y	0.08%	September 10, 2013
	0.16%	April 16, 2014

Institutional	0.08%	September 10, 2013
	0.16%	April 16, 2014

This Schedule A to the Expense Limitation Agreement is hereby executed as of the date first set forth above.

TOUCHSTONE STRATEGIC TRUST

By:

TOUCHSTONE ADVISORS, INC.

By:

By:

Signature Page — Schedule A to Expense Limitation Agreement